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                                                                    EXHIBIT 23.8



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated March 30, 1998, for PrimeWatch, Inc. (and to all references to our firm) included in or made part of the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (Registration File No. 333-64367 Amendment No. 1 dated
November __, 1998).




                                          /s/ Arthur Andersen LLP



Raleigh, North Carolina,
  December 23, 1998.